SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. )

Filed by the registrant                      /  X  /

Filed by a party other than the registrant     /      /

Check the appropriate box:

/    /  Preliminary proxy statement

/ X / Definitive proxy statement

/    /  Definitive additional materials

/     /           Soliciting material pursuant to Rule 14a-11(c) or Rule
14a-12

                     OPPENHEIMER TOTAL RETURN FUND, INC.
         ------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


         ------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):  N/A

/ X   / No fee required.

/      /          $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/     / Fee Computed on table below per Exchange Act Rules 14a
      -6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:

/   / Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

Bridget A. Macaskill
Chairman and                                          OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                800.525.7048
                                                www.oppenheimerfunds.com

                                                February 9, 2001

Dear Oppenheimer Total Return Fund, Inc. Shareholder,

We have scheduled a shareholder meeting on March 30, 2001 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Directors believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Directors and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote by telephone by calling the toll-free number on the proxy ballot. Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses. If you vote by telephone, you do not need to mail the proxy ballot.

Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting. If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o Election of Directors. You are being asked to consider and approve the election of 12 Directors. You will find detailed information on the Directors in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of Deloitte & Touche LLP as independent certified public accountants and auditors of the Fund for the current fiscal year.

o Approval of elimination of certain fundamental investment restrictions. Your approval is requested to eliminate certain fundamental investment restrictions of the Fund

o Approval of amendments to certain fundamental investment restrictions. Your approval is requested to amend certain fundamental investment restrictions of the Fund.


Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,

                                          Bridget A. Macaskill's signature
Enclosures


XP0420.003.0800

                      OPPENHEIMER TOTAL RETURN FUND, INC.

                  6803 South Tucson Way, Englewood, CO  80112

                      Notice Of Meeting Of Shareholders

To Be Held March 30, 2001

To The Shareholders of Oppenheimer Total Return Fund, Inc.:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of Oppenheimer Total Return Fund, Inc. (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 3:00 P.M., Mountain time, on March 30, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals:

1.    To elect a Board of Directors;

2. To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Fund for the fiscal year beginning January 1, 2001;

3.    To  approve  the   elimination  or  amendment  of  certain   fundamental
         investment restrictions of the Fund;

      4. To approve changes to four (4) fundamental investment restrictions of the Fund to permit inter-fund lending; and

5. To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on December 29, 2000, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Fund recommends a vote to elect each of the nominees as Directors and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,


Andrew J. Donohue, Secretary

February 9, 2001

PLEASE RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                              TABLE OF CONTENTS

Proxy Statement                                                         Page

Questions and Answers

Proposal 1: To Elect a Board of Directors

Proposal 2: To ratify the selection of Deloitte & Touche LLP as
            the  independent   auditor  for  the  Fund  for  the  fiscal  year
beginning January 1, 2001

                  Introduction to Proposals 3 and 4

Proposal 3: To approve the  elimination  or amendment  of certain  fundamental investment restrictions of the Fund

Proposal 4: To   approve   changes   to  four   (4)   fundamental   investment
restrictions of the Fund
            to permit inter-fund lending

                     OPPENHEIMER TOTAL RETURN FUND, INC.
                               PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    Directors  of  Oppenheimer  Total Return  Fund,  Inc.  (the "Fund") have asked that you vote on several matters at the Special Meeting of Shareholders to be held on March 30, 2001.

Q.    Who is Eligible to Vote?

A.    Shareholders  of record at the close of business  on  December  29, 2000 are entitled to vote at the Meeting or any adjourned meeting. Shareholders are entitled to cast one vote for each matter presented at the Meeting. The Notice of Meeting, proxy card and proxy statement were mailed to shareholders of record on or about February 9, 2001.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Directors;

2.    To ratify the  selection  of  Deloitte  & Touche LLP as the  independent auditor for the Fund;

3.    To eliminate or amend certain  fundamental  investment  restrictions  of the Fund; and

4.    To change certain  fundamental  investment  restrictions  of the Fund to permit inter-fund lending.

Q.    How do the Directors Recommend that I Vote?

A.    The Directors unanimously recommend that you vote:

1.    FOR election of all nominees as Directors;

2.    FOR  ratification  of the  selection  of  Deloitte  & Touche  LLP as the independent auditor for the Fund;

3.    FOR the  elimination  or  amendment  of each of the  Fund's  fundamental investment  restrictions  proposed to be eliminated or amended;
               and

4.    FOR changes to the Fund's fundamental  investment  restrictions proposed for change to permit inter-fund lending.

      Q.  How Can I Vote?

A.    You can vote in four (4) different ways:

o     By mail or facsimile, with the enclosed ballot
o     By telephone. (please see the Proxy Ballot for instructions)
o     In person at the Meeting

            Voting by telephone saves you time and helps reduce the Fund's expenses. Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

Q.    How Will My Vote Be Recorded?

A.    Proxy cards that are properly signed,  dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy card, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Directors' recommendations. Telephonic votes will be recorded according to the telephone voting procedures described in this Proxy Statement.

Q.    How Can I Revoke My Proxy?

A.    You may  revoke  your  proxy  at any  time  before  it is  voted  (1) by delivering a written notice to the Fund expressly revoking your proxy, (2) by forwarding a later-dated proxy card to the Fund, or
            (3) by attending the Meeting and voting in person.

Q.    How Can I Get More Information About the Fund?

A.    A copy of the Fund's  Annual and  Semi-Annual  Reports  have  previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent Annual and Semi-Annual Reports sent to you free of charge, please call us toll-free at 1.800.525.7048 or write to the Fund at OppenheimerFunds Services, P.O. Box 5270 Denver Colorado 80217-5270.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048

This proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the meeting. If you have any questions, please call us at 1.800.525.7048.

                      OPPENHEIMER TOTAL RETURN FUND, INC.
                                PROXY STATEMENT

                            Meeting of Shareholders
                           To Be Held March 30, 2001

This statement is furnished to the shareholders of Oppenheimer Total Return Fund, Inc. (the "Fund"), in connection with the solicitation by the Fund's Board of Directors of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 3:00 P.M., Mountain time, on March 30, 2001, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about February 9, 2001.

SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholder Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To Elect a Board of Directors                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To Ratify the  Selection of Deloitte & Touche LLP All
     as  Independent  Auditors  for the  Fund  for the
     fiscal year beginning January 1, 2001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To  approve  the   elimination  or  amendment  of
     certain fundamental  investment  restrictions for
     the Fund.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a.  Purchasing  Securities  on Margin or Engaging All
        in Short Sales
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b.  Purchasing  Securities  of  Issuers  in which All
         Officers or Directors have an Interest
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     c.  Investing  in a Company  for the  Purpose  of All
         Exercising Control
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     d.  Acceptance of Share Purchase Price            All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     e.  Industry Concentration                        All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     f. Buying  Securities for Speculative  Short-term All
     Purposes
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To  approve  changes  to four  (4) of the  Fund's All
     investment  restrictions  to  permit  the Fund to
     participate in an inter-fund lending arrangement
-------------------------------------------------------------------------------

                      PROPOSAL 1:  ELECTION OF DIRECTORS

      At the Meeting, twelve (12) Directors are to be elected to hold office until the next meeting of shareholders called for the purpose of electing
Directors and until their successors are duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Directors of the Fund. As a Maryland Corporation, the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Directors. Thus, the Directors will be elected for indefinite terms until a special shareholder meeting is called for the purpose of voting for Directors and until their successors are properly elected and qualified.
      Each of the nominees currently serves as a Director of the Fund. All of the nominees have consented to be named as such in this Proxy Statement and have consented to serve as Directors if elected.

      Each nominee indicated below by an asterisk (*) is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund due to the positions indicated with the Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. All of the Directors own shares in one or more of the Denver-based funds in the OppenheimerFunds complex. If a nominee should be unable to accept election, the Board of Directors may, in its discretion, select another person to fill the vacant position.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      December_29,  2000  and  %  of  Class
      Owned

William L. Armstrong (63)                             0
11 Carriage Lane
Littleton, CO 80202

Director since 1999.

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since
1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997), and Ambassador Media Corporation (since 1984); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995) and Great Frontier Insurance (insurance agency) (since 1995); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of the following public companies: International Family Entertainment (television channel) (1991 - 1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991 - 1995); formerly U.S. Senator (January 1979 - January 1991); Director/trustee of 15 investment companies in the OppenheimerFunds complex.

Robert G. Avis (69)*         0
One North Jefferson
St. Louis, MO 63103

Director since 1993.

Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of

Name, Age, Address                     Fund Shares Beneficially Owned as of
And   Five-Year   Business   Experience   December_29,   2000   and   %   of
---------------------------------------   ------------------------------------
Class Owned
-----------

A.G. Edwards Trust Companies  (trust  companies),  formerly,  Vice Chairman of
A.G. Edwards & Sons, Inc. and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset
Management (an investment advisor). Director/trustee of 23 investment companies in the OppenheimerFunds complex.

George C. Bowen (64)                                  2,044.662 Class A Shares
9224 Bauer Ct.                                        (.0782%   of   Class   A
    Shares)
Lone Tree, Colorado 80124

Director since 1998.

Formerly (until April 1999) Mr. Bowen held the following positions:
Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March
1985) of OppenheimerFunds Distributor, Inc. ("Distributor"); Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992),
Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997). Director/trustee of 19 investment companies in the OppenheimerFunds complex.

Edward L. Cameron (62)      0
Spring Valley Road
Morristown, NJ 07960

Director since 1999.

Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment
Management Industry Services Group (from 1994-1998). Director/trustee of 11 investment companies in the OppenheimerFunds complex.

Jon S. Fossel (58)                                    0
810 Jack Creek Road
Ennis, Montana  59729

Director since 1990.

Formerly (until October 1996) Chairman and a director of the Manager, President and a director of
Name, Age Address                         Fund Shares Beneficially Owned as of
And Five-Year Business Experience         December  29,  2000  and % of Class
Owned

Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services,
Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager. Director/trustee of 21 investment companies in the OppenheimerFunds complex.

Sam Freedman (60)                                     6,428.829 Class A Shares
4975 Lakeshore Drive                                        (.2459%  of  Class
A Shares)
Littleton, CO 80123

Director since 1996.

Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc.; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc.; Vice President and director of Oppenheimer Acquisition Corp.; and a director of OppenheimerFunds, Inc. Director/trustee of 23 investment companies in the OppenheimerFunds complex.

Raymond J. Kalinowski (71)                            0
44 Portland Drive
St. Louis, MO 63131

Director since 1988.

Director  of  Wave  Technologies  International,  Inc.  (a  computer  products
training  company),   self-employed   consultant   (securities   matters)  and
director/trustee of 23 investment companies in the OppenheimerFunds complex.

C. Howard Kast (78)                                         0
2552 East Alameda, #30
Denver, CO 80209

Director since 1988.

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

Robert M. Kirchner (79)                               0
7500 E. Arapohoe Road
Suite 250
Englewood, CO 80112

Director since 1963.

President   of   The   Kirchner   Company    (management    consultants)   and
director/trustee of 23 investment companies in the OppenheimerFunds complex.

Name, Age, Address                              Fund    Shares    Beneficially
Owned as of
And Five-Year Business Experience         December  29,  2000  and % of Class
Owned

Bridget A. Macaskill* (52)                            8,192.908 Class A Shares
Two World Trade Center                                    (.3134%  of  Class A
Shares)
New York, NY 10048

Director since 1995.

Chief Executive  Officer (since September 1995) and a Director (since December
1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of Prudential Corporation plc (a U.K. financial service company). President and director/trustee of 21 investment companies in the OppenheimerFunds complex.

F. William Marshall, Jr. (58)                         0
87 Ely Road
Longmeadow, MA  01106

Director since 2000.

Chairman (since 1999) SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bankcorp., Inc. and SIS Bank (formerly, Springfield Institution for Savings); Director (since 1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company). Director/trustee of 11 investment companies in the OppenheimerFunds complex.

 James C. Swain* (67)                                 0
 6803 South Tucson Way
 Englewood, CO 80112

 Director since 1969.


Name, Age, Address                              Fund    Shares    Beneficially
Owned as of
And Five-Year Business Experience         December  29,  2000  and % of Class
Owned

 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc. Director/trustee of 23 investment companies in the OppenheimerFunds complex.

      Under the 1940 Act, the Board of Directors may fill vacancies on the Board of Directors or appoint new Directors only if, immediately thereafter, at least two-thirds of the Directors will have been elected by shareholders. Currently, four of the Fund's twelve Directors have not been elected by shareholders.

      Under the 1940 Act, the Fund is also required to call a meeting of shareholders promptly to elect Directors if at any time less than a majority of the Directors have been elected by shareholders. By holding a meeting to elect Directors at this time, the Fund may be able to delay the time at which another shareholder meeting is required for the election of Directors, which will result in a savings of the costs associated with holding a meeting.

      The primary responsibility for the management of the Fund rests with the Board of Directors.
The Directors meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Directors were held during the fiscal year ended December 31, 2000. Each of the incumbent Directors was present for at least 75% of the meetings held of the Board and of all committees on which that Director served. The Directors have appointed an Audit Committee, comprised of Messrs. Cameron, Kast (Chairman) and Kirchner, none of whom is an "interested person," as defined in the 1940 Act, of the Manager or the Fund. The Audit Committee met five times during the fiscal year ended December 31, 2000. The Board of Directors does not have a standing nominating or compensation committee. The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor. The other functions of the Committee include (i) reviewing the methods, scope and results of audits and the fees charged; (ii) reviewing the adequacy of the Fund's internal accounting procedures and controls; (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Directors; and (iv) selecting and nominating the independent Directors.

      The Directors who are not affiliated with the investment adviser ("Nonaffiliated Directors") are paid a retainer plus a fixed fee by the Fund for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each of the current Directors also serves as a director or trustee of other Denver-based investment companies in the OppenheimerFunds complex. Each Fund in the OppenheimerFunds complex for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund are affiliated with the Manager. They and the Directors of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain) receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below from the Fund during the fiscal year ended December 31, 2000, and from all of the Denver-based Oppenheimer funds (including the Fund) for which they served as Director, Trustee, or Managing General Partner during the calendar year ended 2000. Compensation is paid for services in the positions below their names:

--------------------------------------------------------------------------------
Director's Name and         Aggregate    Number of Boards       Total
Committee Membership        Compensation Within                 Compensation
                            From Fund 1  OppenheimerFunds       From all
                                       Complex on Which       OppenheimerFunds2
                                         Director Serves as of
                                         12/31/00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
William L. Armstrong
Review Committee Member3    $  6,622     15                     $49,270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Avis              $  9,675     23                     $72,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George C. Bowen             $  7,518     19                     $55,948
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward Cameron
Audit Committee Member3     $  3,589     11                     $26,709
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jon S. Fossel
Review Committee Member     $10,465      21                     $77,880
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sam Freedman
Review Committee Chairman   $10,764      23                     $80,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raymond J. Kalinowski3
Audit Committee Member      $  9,877     23                     $73,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C. Howard Kast
Chairman, Audit Committee
and Review Committee
Member                      $11,577      23                     $86,150
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert M. Kirchner
Audit Committee Member      $10,340      23                     $76,950
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

F. William Marshall, Jr.4   $0           11                     $  3,768
--------------------------------------------------------------------------------
*Effective July 1, 2000, William A. Baker and Ned M. Steel resigned as Directors of the Fund, and subsequently became Directors Emeritus of the Fund. For the fiscal year ended December 31, 2000, Messrs. Baker and Steel each received $8,600 aggregate compensation from the Fund. For the calendar year ended 2000, they eacg received $63,999 total compensation from all Denver-based Oppenheimer funds.
1.    For the Fund's fiscal year ended December 31, 2000.
2.    For the 2000 calendar year.
3.    Committee position held during a portion of the period shown.
4.    F. William  Marshall,  Jr. became a Director of the Fund on December 19,
    2000.

      The Board of Directors has also adopted a Deferred Compensation Plan for Nonaffiliated Directors that enables Directors to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. As of December 31, 2000, none of the Directors elected to do so. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular amount of compensation to any Director.

      Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the executive officers who are not Directors of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in similar capacities with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

Bruce Bartlett, Vice President and Portfolio Manager since 1995, Age: 50 Two World Trade Center, New York, NY 10048-0203

Senior Vice President (since January 1999) of the Manager; an officer of other Oppenheimer funds, prior to joining the Manager in April, 1995, he was a Vice President and Senior Portfolio Manager at First of America Investment Corp. (September 1986-April 1995).

Chris Leavy, Vice President and Portfolio Manager since 2000, Age: 29 Two World Trade Center, New York, NY 10048-0203

Senior  Vice  President  (since  September  2000)  of the  Manager.  Prior  to joining the Manager, portfolio manager for Morgan Stanley/Dean Witter Investments (1997-2000) and an analyst and portfolio manager for Crestar Asset Management (1995-1997).

Andrew J. Donohue, Vice President and Secretary since 1996; Age: 50 Two World Trade Center, New York, NY 10048-0203

Executive Vice President (since January 1993),  General Counsel (since October
1991) and a director (since September 1995) of the Manager; Executive Vice President (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March
2000), and of Oppenheimer Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds
International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corporation; Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millenium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program, a chartiable trust program sponsored by the Manager and of Trinity Investment Management Corporation (since March 2000); and an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer since April, 1999; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., and of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corporation and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991-March
1995).

Robert G. Zack, Assistant Secretary since 1988; Age: 52
Two World Trade Center, New York, NY 10048

Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 42
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 35
6803 South Tucson Way, Englewood, CO 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

All officers serve at the pleasure of the Board.

As of December 29, 2000, the Directors and officers as a group beneficially owned 16,666.399 shares or less than 1% of the outstanding Class A, Class B, Class C, Class M or Class Y shares of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS DIRECTOR.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning January 1, 2001. Deloitte also serves as auditors for the Manager and certain other funds for which the Manager acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE SELECTION OF DELOITTE AS AUDITORS OF THE FUND.

Introduction to Proposals 3 and 4

      The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval. The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information, which cannot be changed without the requisite shareholder approval described below under "Further Information about Voting at the Meeting." Restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Directors without shareholder approval.

      After the Fund was established in 1944, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to several fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. A number of the fundamental restrictions that the Fund has adopted in the past also reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of the Fund's investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental restrictions are considered by Fund management to be unnecessary or unwarranted. In addition, other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which merely restate applicable regulatory requirements and are therefore redundant. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. The Board may adopt non-fundamental investment policies or modify existing non-fundamental investment policies at any time without shareholder approval. The purpose of each Proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives and policies and to standardize the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical developments.

      By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Directors believe that it will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject, and that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that have become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

      The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. If the Board determines in the future to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended.

      The  recommended   changes  are  specified   below.   Shareholders   are
requested to vote on each Sub-Proposal in Proposal 3 separately. If approved, the effective date of these Proposals may be delayed until the Fund's updated Prospectus and/or Statement of Additional Information can reflect the changes. If any Sub-Proposal in Proposal 3 is not approved or if Proposal 4 is not approved, the fundamental investment restriction covered in that Proposal or Sub-Proposal will remain unchanged.

PROPOSAL 3: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

A.    Purchasing Securities on Margin or Making in Short Sales.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from making in short sales or purchasing securities on margin. The existing restriction is not required to be a fundamental investment restriction under the 1940 Act. It is proposed that this current fundamental restriction prohibiting purchases of securities on margin or engaging in short sales be eliminated. The current fundamental investment restriction is set forth below.

                                   Current

            The Fund cannot purchase securities on margin or sell securities short. However, the Fund can make margin deposits in connection with any of its investments.

      In a short sale, an investor sells a borrowed security with a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against-the-box," an investor sells short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through ownership of options or convertible securities.

      Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment policy prohibits it from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions. Policies of the U.S. Securities and Exchange Commission also allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis.

      Elimination of this fundamental investment restriction is unlikely to significantly affect the management of the Fund. The 1940 Act provisions on short sales and margin will continue to apply to the Fund. Accordingly, the Fund will be able to obtain such short-term credits as may be necessary for clearance of transactions and to sell securities short provided the Fund maintains the asset coverage as required by the 1940 Act. Elimination of this restriction would not affect the Fund's ability to purchase securities on margin.

B. Purchasing Securities of Issuers in which Officers or Directors Have an Interest.

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing the securities of an issuer if the officers and Directors of the Fund or the Manager individually own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed
that  the  current   fundamental   restriction  be  eliminated.   The  current
fundamental investment restriction is set forth below.

                                   Current

            The Fund cannot invest in or hold securities of any issuer if officers and Directors of the Fund or the Manager beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      This restriction was originally adopted to address certain state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in those particular states. The Board recommends that shareholders eliminate this fundamental investment restriction in order to conform the Fund's policy in this area to one that is expected to be standard for all Oppenheimer funds. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

C.    Investing in a Company for the Purpose of Exercising Control

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in portfolio companies for the purpose of exercising control. It is proposed that the current fundamental investment policy be eliminated. Although the Fund has no intention of investing for the purpose of exercising control of a company, it believes that this restriction is unnecessary and may, in fact, reduce possible investment opportunities. The current fundamental investment restriction is set forth below.

                                   Current

            The Fund cannot invest in other companies for the purpose of exercising control or management of those companies.

      This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company. Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of investing in companies for the purpose of obtaining or exercising management or control. A fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer.

      This restriction was originally adopted to address certain state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in those particular states. The Board recommends that shareholders eliminate this fundamental investment restriction in order to conform the fund's policy in this area to one that is expected to be standard for all Oppenheimer funds. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

D.    Acceptance of Share Purchase Price

      The Fund is currently subject to a fundamental investment restriction that requires it to immediately issue shares in connection with the acceptance of purchase price monies. Because this investment restriction is not required to be fundamental, it is proposed that it be eliminated. The current fundamental investment restriction is set forth below.

                                   Current

            The Fund cannot accept the purchase price for any of its shares without immediately issuing an appropriate number of shares.

      This investment restriction is not required to be fundamental under the 1940 Act or rules thereunder. This fundamental investment restriction was originally adopted to address certain business and regulatory practices at that time. In practice, the Fund immediately issues shares upon its acceptance of the payment price in conformity with this fundamental investment restriction and the rules regarding clearance and settlement of securities. Acceptance is predicated on delivery of cash or settled funds for payment of fund shares and not merely receiving a check or other similar negotiable instrument. Elimination of this fundamental investment restriction would not result in any change in the management or operation of the Fund. The Board recommends that shareholders eliminate this fundamental investment restriction.

E. Industry Concentration

      The Fund currently has a fundamental investment restriction prohibiting it from "concentrating" its investments, that is, investing "more than 25%" of its total assets in any one industry, excluding securities issued or guaranteed by the United States government or its agencies and instrumentalities. Consistent with how the staff of the SEC interprets "concentration" under the Investment Company Act, the Fund adopted as a non-fundamental operating policy, that concentration apply to "25% or more"
of its total assets rather than "more than 25%". The Fund's Directors propose that the Fund's industry concentration restriction remain fundamental, but be amended to state that it applies to "25% or more" of the Fund's total assets. The current and proposed policies are stated below.

Current

            The Fund cannot concentrate investments in any industry or group of industries. That means it cannot purchase securities of companies in any one industry if more than 25% of its total assets would consist of securities of companies in that industry. As a non-fundamental operating policy, the Fund interprets this restriction to apply to 25% or more of its total assets.

Proposed

            The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

The purpose of this proposal is to clarify the Fund's fundamental investment restriction on industry concentration and to conform the Fund's policy in this area to one that is expected to be standard for all Oppenheimer funds. The Directors believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

F.    Buying Securities for Speculative Short-term Purposes

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in physical commodities or physical commodity contracts or buying securities for speculative short-term purposes. It is proposed that the current fundamental restriction be amended to eliminate the restrictions against buying securities for speculative short-term purposes while retaining the restriction against investing in physical commodities or physical commodity contracts. The current and proposed fundamental investment restrictions are set forth below.

                                   Current

            The Fund cannot invest in physical commodities or physical commodity contracts or buy securities for speculative short-term purposes. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

                                   Proposed

            The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It can also buy and sell options, futures, securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

      The change to the above fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of buying securities for speculative short-term purposes. In addition, the Board believes that the elimination of the restriction against buying securities for speculative short-term purposes could increase the Fund's flexibility when choosing investments in the future. As amended, the Fund's restriction against investing in physical commodities or physical commodity contracts would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

THE  BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS  THAT  YOU  APPROVE  EACH
SUB-PROPOSAL DESCRIBED ABOVE

PROPOSAL 4: TO APPROVE CHANGES TO CERTAIN INVESTMENT RESTRICTIONS OF THE FUND

      Proposal 4 is composed of four separate proposed changes to the Fund's current investment policies. The Board believes that under appropriate circumstances, the Fund should be permitted to lend money to, and borrow money from, other Oppenheimer funds (referred to as "inter-fund lending") and pledge its assets as collateral for the loan as explained in the following proposals. All four of these proposals must be approved together if the inter-fund lending arrangements described below are to be implemented, and shareholders are requested to vote to approve or disapprove all four together.

A.  Borrowing.

      The 1940 Act imposes certain restrictions on the borrowing activities of registered investment companies. The restrictions on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to claims of creditors who might have a claim to the fund's assets that would take priority over the claims of shareholders. A fund's borrowing restriction must be a fundamental investment restriction.

      Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Section 18 of the 1940 Act deems a loan temporary if it is repaid within 60 days and not extended or renewed. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

      The Fund currently is subject to a fundamental investment restriction concerning borrowing which is more restrictive than required by the 1940 Act. The Board recommends that the Fund's restriction on borrowing be amended to permit the Fund to borrow from banks and/or affiliated investment companies in amounts up to one-third of its total assets (including the amount borrowed). As amended, the Fund's restriction on borrowing would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      The current and proposed fundamental investment restrictions are set forth below.

                                   Current

            The  Fund  cannot   borrow  money  except  for  temporary
            emergency purposes or under other unusual circumstances.

                                   Proposed

            The Fund cannot borrow money in excess of 33 1/3% of the value of its total assets. The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

      The current restriction on borrowing is silent with respect to the permissible entities that the Fund may borrow from. The Board recommends that the current restriction be amended to permit the Fund to borrow money from banks and/or from affiliated investment companies provided such borrowings do not exceed 33 1/3% of its total assets. The proposal would also add flexibility by permitting the Fund to borrow money for other than extraordinary or emergency purposes as a temporary measure. Currently, the fund does not anticipate that its borrowings would exceed five (5) percent of its total net assets.

      Permitting the Fund to borrow money from affiliated funds (for example, those funds in the OppenheimerFunds complex) would afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. The Directors believe that the Fund may be able to obtain lower interest rates on its borrowings from affiliated funds than it would through traditional bank channels.

      Current law prohibits the Fund from borrowing from other funds of the OppenheimerFunds complex. Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in borrowing from affiliated investment companies.

      The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party. To assure that the Fund will not be disadvantaged by borrowing from an affiliated Fund, certain safeguards may be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the Fund will not borrow money from affiliated funds unless the interest rate is more favorable than available
bank  loan  rates;   the  Fund's  borrowing  from  affiliated  funds  must  be
consistent with its investment objective and investment policies; the loan rates will be determined by a pre-established formula based on quotations from independent banks; if the Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Fund must secure each additional outstanding inter-fund loan by segregating liquid assets of the Fund as collateral (see paragraph C "Pledging of Assets," below); the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days; each inter-fund loan may be repaid on any day by the Fund; and the Directors will be provided with a report of all inter-fund loans and the Directors will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      In determining to recommend the proposed amendment to shareholders for approval, the Board considered the possible risks to the Fund from participation in the inter-fund lending program. There is a risk that a borrowing fund could have a loan recalled on one day's notice. In that circumstance, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. The Board considered that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing and are also being asked to approve an amendment to the Fund's fundamental restriction on lending (see paragraph B "Lending," below). If this Proposal 4 is adopted, the Fund, subject to its investment objectives and policies, will be able to participate in the inter-fund lending program as both a lender and a borrower.

B.  Lending.

      The Fund currently has a fundamental investment restriction that prohibits the Fund from lending money, except in cases where the Fund is loaning portfolio securities or purchasing debt securities, entering into repurchase agreements or when issued or delayed delivery transactions Under the 1940 Act, a fund's restriction with respect to lending is required to be fundamental so that it cannot be changed without the vote of a majority of the outstanding voting securities of the Fund.

      It is proposed that the current fundamental investment restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex). Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet applied for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in lending with affiliated investment companies. As amended, the restriction on lending for the Fund would be a fundamental investment restriction changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The current and fundamental investment restrictions are set forth below.

                                   Current

            The Fund cannot make loans except that it can buy debt securities. The Fund may also make loans of portfolio securities, enter into repurchase agreements or when issued or delayed-delivery transactions (or similar securities transactions).
                                   Proposed

            The Fund cannot make loans except (a) through lending of securities, (b) through the purchase of debt instruments or similar evidence of indebtedness, (c) through an inter-fund lending program with other affiliated funds and (d) through repurchase agreements.

      The Fund is currently permitted to lend its portfolio securities in fully collateralized loans to certain eligible borrowers approved by the Board in amounts up to 10% of the value of the Fund's of net assets. Similarly, the Fund may also engage in repurchase agreements in amounts up to 10% the value of the Fund's net assets for those repurchase agreements that have a maturity beyond seven days. For shorter-term repurchase agreements, there is no limit on the amount of the Fund's net assets that may be subject to the repurchase agreement. These restrictions will continue to apply to the Fund but may be changed by the Board.

      The reason for lending money to an affiliated fund is that the lending fund may be able to obtain a higher rate of return than it could from interest rates on alternative short-term investments. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances; the Fund may not make inter-fund loans in excess of 7.5% of its net assets; an inter-fund loan to any one affiliated fund shall not exceed 5% of the Fund's net assets; an inter-fund loan may not be outstanding for more than seven days; each inter-fund loan may be called on one business day's notice; and the Manager will provide the Directors reports on all inter-fund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the lending fund is subject to credit risks if the borrowing fund fails to repay the loan. The Directors believe that the risk is minimal.

C.  Pledging of Assets.

      The Fund is currently subject to a fundamental investment restriction concerning the pledging of Fund assets. It is proposed that this current fundamental investment restriction be eliminated. The current fundamental investment restriction is set forth below.

                                   Current

            The Fund cannot pledge, mortgage or hypothecate securities. However, the Fund can enter into escrow arrangements contemplated by writing covered call options or other collateral or margin arrangements in connection with any of its investments.

      The existing restriction is not required to be fundamental under the 1940 Act, and therefore, the Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objectives. The 1940 Act prohibitions on borrowing by the Fund would continue to apply as discussed above in Paragraph A "Borrowing". Therefore, the Fund will be able to pledge up to 33 1/3% of its total assets for borrowing money. The Directors recommend that this restriction be eliminated so that the Fund may enter into collateral arrangements entered into in connection with its borrowing requirements and consistent with paragraph A "Borrowing."

D.    Diversification

      The Fund is currently subject to a fundamental investment restriction concerning the diversification of Fund assets. It is proposed that this current restriction be amended to exclude securities of other investment companies from the restriction. As amended, the restriction would remain fundamental changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The current and proposed fundamental investment restrictions are set forth below.

                                   Current

            The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

                                   Proposed

            The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

      The percentage limits in the current and proposed fundamental investment restrictions are imposed by the 1940 Act. It is proposed that the current restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex), as discussed above in paragraph B "Lending," and to permit the Fund to enter into fund-of-funds arrangements. The ability of the Fund to invest in other investment companies is restricted by Section 12(d)(1) of the 1940 Act. Section 12 was amended in 1996 by NSMIA to permit mutual funds to enter into fund of funds or master/feeder arrangements with other mutual funds in a fund complex, and granted the SEC broad powers to provide exemptive relief for these purposes. The Fund is a party to an exemptive order from the SEC permitting it to enter into a fund of funds arrangement. While the Fund does not yet participate in a fund-of-funds arrangement, it may do so in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU APPROVE THIS PROPOSAL

                          INFORMATION ABOUT THE FUND

      The SEC requires that the following information be provided to the Fund's shareholders.

Fund Information. As of December 29, 2000, the Fund had 351,063,548.363 shares outstanding, consisting of 261,345,183.937 Class A, 68,663,977.113 Class B, 9,304,979.026 Class C, 7,022,571.916 Class M and 4,726,836.371 Class
Y shares. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of December 29, 2000, the only person who owned of record or was known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares was:

      Massachusetts   Mutual   Life   Insurance   Company,   1295  State  St.,
Springfield,   MA   01111   which   owned   4,660,888.368   Class   Y   shares
(approximately 98.60% of the Class Y shares then outstanding).

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds on an "at cost" basis, for which it was paid $1,526,586 by the Fund during the fiscal year ended September 30, 2000.

The Manager (including affiliates) managed assets of more than $125 billion at December 31, 2000, including more than 65 funds having and with more than 5 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 2000, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 11,037,845 shares of Class B voting stock, and (iii) 19,154,597 shares of Class C non-voting stock. This collectively represented 92.34% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 2,562,990 shares of the Class B voting stock, representing 5.38% of the outstanding common stock and 7.2% of the voting power, (ii) 456,268 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 484,826 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and James Swain and Bridget A. Macaskill, who serves as Trustees of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1999 to December 31, 2000, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Mr. Swain who exercised 110,000 options to MassMutual for combined cash payments of $4,281,800 and Ms. Macaskill who exercised 451,540 options to MassMutual for a combined cash payments of $15,483,899.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, Chief Executive Officer and a director; John Murphy, President; James C. Swain, Vice Chairman; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; O. Leonard Darling, Executive Vice President and Chief Investment Officer; Andrew J.
Donohue,  Executive Vice  President,  General  Counsel and a director;  George
Batejan,  Executive  Vice  President  and  Chief  Information  Officer;  Craig
Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce Bartlett, Richard Bayha, Robert A. Densen, Ronald
H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Andrew J. Mika, David Negri, Robert E. Patterson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Carol Wolf, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. Citibank, N.A., 399 Park Avenue, New York, NY 10043, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials or request householding, you may call the Transfer Agent at 1.800.525.7048. You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended December 31, 1999, have previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual or Semi-Annual Report by writing the Fund at the address above or calling the Fund at 1.800.525.7048. Upon your request, the Transfer Agent will promptly provide a copy of the annual report.


               FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund. In addition to solicitations by mail, officers of the Fund or officers and employees of OppenheimerFunds Services, without extra compensation, may conduct additional solicitations personally or by telephone. Any expenses so incurred will be borne by OppenheimerFunds Services.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies. As the Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement and ballot in the mail. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $10,000 plus the additional costs incurred in connection with contacting those shareholders who have not voted, which are not expected to exceed $40,000. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person. Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048. Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly. You may provide your completed proxy, telephonically or by mailing the proxy card in the postage paid envelope provided. You also may cast your vote by attending the Meeting in person.

Telephone Voting. The Fund has arranged to have votes recorded by telephone. The voting procedures used in connection with telephone voting are designed to authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.

Voting By Broker-Dealers. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. Beneficial owners of street account shares cannot vote in person at the meeting. Only record owners may vote in person at the meeting. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Approval of Proposals 1 and 2 require the affirmative vote of a majority of the outstanding shares present at the meeting. Approval of Proposals 3 through 4 requires the affirmative vote of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are Votes Counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals. If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by insurance company separate accounts for the benefit of insurance company contract holders. If the insurance company does not timely receive voting instructions from contract holders with respect to such Shares, the insurance company will vote such Shares, as well as Shares the insurance company itself owns, in the same proportion as Shares for which voting instructions from contract holders are timely received.

Revoking a Proxy. You may revoke your previously granted proxy at any time before it is exercised (1) by delivering a written notice to the Fund expressly revoking your proxy, (2) by signing and forwarding to the Fund a later-dated proxy, or (3) by attending the Meeting and casting your votes in person.

Shareholder Proposals. The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a Proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement to be included in this Proxy Statement. A Proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

OTHER MATTERS

      The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 4 and the Board and the Manager are not aware of any other matters to be brought before the Meeting by others. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

      In the event a quorum is not present or sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and shares whose proxies reflect an abstention) in favor of such an adjournment if they determine that additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Directors,


                                    Andrew J. Donohue, Secretary
                                    February 9, 2001





--------
*  Trustee who is an Interested Person of the Fund.

* Trustee who is an Interested Person of the Fund.

 [OppenheimerFunds Logo]               Oppenheimer Total Return Fund, Inc.
                                    Proxy for Shareholders Meeting To Be Held
                                                 March 30, 2001
 Oppenheimer TOTAL RETURN FUND, INC.
 6803 S. Tucson Way                      Your shareholder vote is important!
 Englewood, CO 80112-3924
                                   The undersigned  shareholder of Oppenheimer
                                   Total Return Fund, Inc. (the "Fund"),  does
                                   hereby   appoint   Brian   Wixted,   Robert
                                   Bishop,  and  Scott  Farrar,  and  each  of
                                   them, as  attorneys-in-fact  and proxies of
                                   the   undersigned,   with  full   power  of
                                   substitution,  to  attend  the  Meeting  of
                                   Shareholders  of the Fund to be held  March
                                   30,   2001,   at  6803  South  Tucson  Way,
                                   Englewood,  Colorado  80112  at 3:00  P.M.,
                                   Mountain  time,  and  at  all  Adjournments
                                   thereof,  and to vote  the  shares  held in
                                   the name of the  undersigned  on the record
                                   date for said  meeting  with respect to the
                                   election  of  Directors  and the  proposals
                                   specified  below.  Said   attorneys-in-fact
                                   shall  vote in  accordance  with their best
                                   judgment as to any other matter.
                                   Proxy  solicited  on behalf of the Board of
                                   Directors,  which recommends a vote FOR the
                                   election of all  nominees  for Director and
                                   FOR  each   Proposal   below.   The  shares
                                   represented   hereby   will  be   voted  as
                                   indicated  below  or  FOR if no  choice  is
                                   indicated.
                                   Your  prompt  response  can save  your Fund
                                   money.
 Please vote on the reverse  side,  sign
 below  and  mail  your   proxy   ballot
 (attached   below)   in  the   enclosed
 postage-paid  envelope today, no matter
 how many  shares you own. A majority of
 the Fund's  shares must be  represented
 in  person  or by  proxy.  Please  vote
 your  proxy so your  Fund can avoid the
 expense of another mailing.

 To Vote By Telephone (a low-cost
 method of voting your proxy):

 1. Read the Proxy Statement
 and have your Proxy Card at
 hand.
 2. Call toll-free 1-888-221-0697.
 3. Enter the ___-digit Control Number
     found on your Proxy Card.
 4. Follow the simple instructions.

                        Keep This Portion for Your Records

                       Detach and Return this Portion Only
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Oppenheimer TOTAL RETURN fund, INC.
 1.    Election     a)    W.         g)    R.             For All
    of  Directors      Armstrong        Kalinowski       Withhold All
    (Proposal   No. b)    R. Avis    h)    C. Kast       For All Except
    1)              c)    G. Bowen   i)    R.
    Election of     d)    E. Cameron    Kirchner  To withhold  authority to vote
                    e)    J. Fossel  j)    B.     for  any  individual  nominee,
                    f)    S.            Macaskill mark  "For  All   Except"  and
                       Freedman      k)    F. W.  write the nominee's  letter on
                                        Marshall      the line below.
                                     l)    J. Swain
                                        to         the
                                        contrary    at
                                        left.
 Vote On Proposals                             For   Against        Abstain
 2.    Ratification    of   selection   of
     Deloitte & Touche LLP as  independent
     auditors (Proposal No. 2)
 3.  Approval of the Elimination or
     Amendment of Certain Fundamental
     Restrictions of the Fund (Proposal
     No. 3)
     a. Purchasing  Securities  on  Margin
        or Engaging in Short Sales
     b. Purchasing  Securities  of Issuers
        in  which  Officers  or  Directors
        Have An Interest
     c. Investing  in a  Company  for  the
        Purpose of Exercising Control
     d. Acceptance of Share Purchase Price
     e. Industry Concentration
     f. Buying  Securities for Speculative
        Short-term Purposes
  4. Approval  to  Change  Four (4) of the
     Fund's     Fundamental     Investment
     Restrictions  to  permit  the Fund to
     participate in an inter-fund  lending
     arrangement (Proposal No. 4)

NOTE: Please sign exactly as your name(s) appears hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


Signature                                             Date________________

Signature (Joint Owners) _______________________      Date  _______________